Consolidated Statements of Comprehensive Income (Parentheticals) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Foreign currency translation adjustment, tax expense	$ 0	$ 36	$ (93)
Unrealized gains (losses) on interest rate swap cash flow hedge, tax	0	0	0
Unrealized loss on marketable securities arising during the period, tax	0	0	0
Change in unfunded SERP liability, tax	$ (179)	$ (465)	$ (161)